Exhibit 99.1

FOR IMMEDIATE RELEASE

Financial Contact:	Press Contact:
Suzanne Schmidt The Blueshirt Group Phone: (415) 217-4962 E-mail: suzanne@blueshirtgroup.com	Graham Robertson IDT Worldwide Marketing Phone: (408) 284-2644 E-mail: graham.robertson@idt.com

IDT Reports Q3 Fiscal Year 2014 Financial results
Q3 GAAP Gross Margin (from Continuing Operations) of 60.1% (Non-GAAP 62.4%)
Q3 GAAP Operating Margin (from Continuing Operations) of 16.2% (Non-GAAP 22.0%)
Q3 GAAP EPS (from Continuing Operations) of $0.11 (Non-GAAP $0.17)

SAN JOSE, Calif., Feb. 3, 2014 - Integrated Device Technology, Inc. (IDT® or the Company) (NASDAQ: IDTI), the Analog and Digital Company™ delivering essential mixed-signal semiconductor solutions, today announced results for the fiscal third quarter ended December 29, 2013. Third quarter non-GAAP results include the impact of classifying IDT’s high speed data converter business as assets held for sale and discontinued operations. The financial impact of this business has been reclassified out of results from continuing operations. IDT will comply with any works council and/or employee representative obligations that may be applicable in non-U.S. jurisdictions with respect to the contemplated divestiture.

“The third quarter of fiscal 2014 marked a breakthrough in terms of financial performance,” said Greg Waters, president and chief executive officer.  “While revenue was in line with the guidance we provided last quarter, a favorable product mix contributed to non-GAAP gross margins above expectations at 62.4%, which, combined with our continued focus on expense control, drove non-GAAP operating margins and non-GAAP EPS from continuing operations to 22.0% and $0.17 per share, respectively.”

“Underpinning these financial results was the continued success in our Communications business, particularly with our RapidIO switching business, where we are seeing increasing sales due to the ongoing build-out of 4G/LTE infrastructure in China and beyond,” continued Mr. Waters.  “In addition, we are proud to report that we achieved our stated goal of $1 million in sales of our wireless power products, and we continue to be optimistic about our ability to take share in this exciting new market.”

“We have several key opportunities for growth driven by new product ramps in each of our Communications, Computing and Consumer end markets.  In parallel, we will continue to take the appropriate actions to create a business structure that drives increasing earnings power as our top line expands.  We remain focused on operational leverage, continued leadership in our target markets, and taking share in our core businesses,” concluded Mr. Waters.

Recent Business Highlights

•
IDT announced the industry’s first single-chip 5V Wireless Power Transmitter Solution.  This highly-integrated solution enables development of Qi-compliant USB-powered wireless charging bases with 75% fewer ICs than competing solutions.

•
IDT’s dual-mode wireless power receiver was awarded 'The most competitive wireless power product' in the China Electronics Market (CEM) 2013 Editor's Choice Awards. The IDTP9021 is the industry’s first dual-mode wireless power receiver IC that provides compatibility with both the Power Matters Alliance (PMA) Specification and Wireless Power Consortium (WPC) “Qi” standard.

•
A High-performance Digital Pre-Distortion Demodulator for Wireless Base Stations, further expanding IDT’s Industry-leading RF Signal Chain Portfolio.  IDT’s New Integrated DPD Demodulator Improves System Performance while Reducing Solution Cost, Physical Size, and Power Consumption in Wireless Base Stations.

•
IDT RapidIO® 20 Gbps Interconnect Provides Breakthrough Performance in Data Center Products based on a New RapidIO Trade Association Specification.  IDT Serial RapidIO Switches Provide 100ns Latency, Energy Efficiency, and Multi-processor Scalability for Data Center and Supercomputing Analytics Applications.

•
A Low-power LVDS Clock Fanout Buffers Offering 60% Power Savings versus competitive offerings. IDT’s Latest Differential Fanout Buffer Family Operates at 1.8V with Comparable AC Performance to 3.3V Versions, for High-performance Communication, Computing, and Networking Applications.

•
The High-performance Programmable Universal Frequency Translator Makes EDN Hot 100 List.  The Industry’s Only Single-chip Programmable Solutions Capable of Generating Eight Different Output Frequencies with Less Than 300 Femtoseconds Jitter was Selected for this Honor.

•
IDT’s High performance differential MEMS oscillators and industry first dual-mode wireless power receiver won the 2013 EDN China Innovation Awards.  IDT’s 4H-series MEMS Oscillators are the world’s first differential MEMS oscillators with only 100 femtosecond (fs) typical phase jitter performance and integrated frequency margining capability.

The following highlights the Company’s financial performance on both a GAAP and supplemental non-GAAP basis. The company is pursuing the divestiture of its high speed data converter business and is in active discussions with potential buyers. For financial statement purposes, the business will be classified as assets held for sale and will be treated as discontinued operations for all periods presented. IDT has excluded results from the high speed data converter business from current and historical GAAP and non-GAAP results. The Company provides supplemental information regarding its operating performance on a non-GAAP basis that excludes certain gains, losses and charges which occur relatively infrequently and which management considers to be outside our core operating results. Non-GAAP results are not in accordance with GAAP and may not be comparable to non-GAAP information provided by other companies. Non-GAAP information should be considered a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP. A complete reconciliation of GAAP to non-GAAP results from continuing operations is attached to this press release.

•	Revenue from continuing operations for the fiscal third quarter of 2014 was $124.6 million, compared with $114.3 million reported in the same period one year ago.

•
GAAP net income from continuing operations for the fiscal third quarter of 2014 was $17.3 million, or $0.11 per diluted share, versus a GAAP net loss from continuing operations of $42 thousand or a loss of $0.00 per share in the same period one year ago. Fiscal third quarter 2014 GAAP results include a $3.4 million loss relating to the divestiture of the Company’s Audio business, $3.6 million in acquisition and restructuring-related charges, $3.2 million in stock-based compensation, $0.1 million in other non-operating gains, and $1.4 million benefit from related tax effects.

•
Non-GAAP net income for the fiscal third quarter of 2014 was $25.9 million or $0.17 per diluted share, compared with non-GAAP net income of $9.3 million or $0.06 per diluted share reported in the same period one year ago.

•
GAAP gross profit from continuing operations for the fiscal third quarter of 2014 was $74.9 million, or 60.1 percent, compared with GAAP gross profit of $63.1 million, or 55.2 percent, reported in the same period one year ago. Non-GAAP gross profit for the fiscal third quarter of 2014 was $77.8 million, or 62.4 percent, compared with non-GAAP gross profit of $66.4 million, or 58.1 percent, reported in the same period one year ago.

•
GAAP R&D expense for the fiscal third quarter of 2014 was $31.1 million, compared with GAAP R&D expense of $36.7 million reported in the same period one year ago. Non-GAAP R&D expense for the fiscal third quarter of 2014 was $29.3 million, compared with non-GAAP R&D of $34.3 million in the same period one year ago.

•
GAAP SG&A expense for the fiscal third quarter of 2014 was $23.7 million, compared with GAAP SG&A expense of $25.9 million in the same period one year ago. Non-GAAP SG&A expense for the fiscal third quarter of 2014 was $21.1 million, compared with non-GAAP SG&A expense of $21.6 million in the same period one year ago.

Webcast and Conference Call Information
Investors may listen to a live or replay webcast of the Company’s quarterly financial conference call at http://ir.idt.com/. The live webcast will begin at 1:30 p.m. Pacific time on February 3, 2014. The webcast replay will be available after 5 p.m. Pacific time on February 3, 2014.

Investors may also listen to the live call at 1:30 p.m. Pacific time on February 3, 2014 by calling (877) 941-1427 or (480) 629-9664. The access code is 4662809. The conference call replay will be available for one week after the event at (800) 406-7325 or (303) 590-3030. The access code is 4662809.

About IDT
Integrated Device Technology, Inc., the Analog and Digital Company™, develops system-level solutions that optimize its customers’ applications. IDT uses its market leadership in timing, serial switching and interfaces, and adds analog and system expertise to provide complete application-optimized, mixed-signal solutions for the communications, computing and consumer segments. Headquartered in San Jose, Calif., IDT has design, manufacturing, sales facilities and distribution partners throughout the world. IDT stock is traded on the NASDAQ Global Select Stock Market® under the symbol “IDTI.” Additional information about IDT is accessible at www.IDT.com. Follow IDT on Facebook, LinkedIn, Twitter, and YouTube.

Forward Looking Statements
Investors are cautioned that forward-looking statements in this release, including but not limited to statements regarding demand for Company products, anticipated trends in Company sales, expenses and profits, involve a number of risks and uncertainties that could cause actual results to differ materially from current expectations. Risks include, but are not limited to, global business and economic conditions, fluctuations in product demand, manufacturing capacity and costs, inventory management, competition, pricing, patent and other intellectual property rights of third parties, timely development and introduction of new products and manufacturing processes, dependence on one or more customers for a significant portion of sales, successful integration of acquired businesses and technology, availability of capital, cash flow and other risk factors detailed in the Company’s Securities and Exchange Commission filings. The Company urges investors to review in detail the risks and uncertainties in the Company’s Securities and Exchange Commission filings, including but not limited to the Annual Report on Form 10-K for the fiscal year ended March 31, 2013. All forward-looking statements are made as of the date of this release and the Company disclaims any duty to update such statements.

Non-GAAP Reporting
To supplement its consolidated financial results presented in accordance with GAAP, IDT uses non-GAAP financial measures which are adjusted from the most directly comparable GAAP financial measures to exclude certain items, as described in detail below. Management believes that these non-GAAP financial measures reflect an additional and useful way of viewing aspects of the Company’s operations that, when viewed in conjunction with IDT’s GAAP results, provide a more comprehensive understanding of the various factors and trends affecting the Company’s business and operations. It should also be noted that IDT's non-GAAP information may be different from the non-GAAP information provided by other companies. Non-GAAP financial measures used by IDT include:

•	Cost of revenues;

•	Gross profit;

•	Research and development expenses;

•	Selling, general and administrative expenses;

•	Interest income and other;

•	Provision (benefit) for income taxes, continuing operations

•	Operating income (loss);

•	Net income (loss) from continuing operations;

•	Diluted net income (loss) per share, continuing operations; and

•	Weighted average shares outstanding - diluted

The Company presents non-GAAP financial measures because the investor community uses non-GAAP results in its analysis and comparison of historical results and projections of the Company's future operating results. These non-GAAP results exclude acquisition related expense, restructuring and divestiture related costs (gain), share-based compensation expense, results from discontinued operations, stockholder expenses and certain other expenses and benefits. Management uses these non-GAAP measures to manage and assess the profitability of the business. These non-GAAP results are also consistent with the way management internally analyzes IDT's financial results.

There are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP financial measures. The non-GAAP financial measures supplement, and should be viewed in conjunction with, GAAP financial measures. Investors should review the reconciliations of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the accompanying press release.

As presented in the “Reconciliation of GAAP to Non-GAAP” tables in the accompanying press release, each of the non-GAAP financial measures excludes one or more of the following items:

Acquisition related. Acquisition-related charges are not factored into management’s evaluation of potential acquisitions or IDT’s performance after completion of acquisitions, because they are not related to the Company’s core operating performance. Adjustments of these items provide investors with a basis to compare IDT’s performance to other companies without the variability caused by purchase accounting. Acquisition-related expenses primarily include:

•	Amortization of acquisition related intangibles, which include acquired intangibles such as purchased technology, patents, customer relationships, trademarks, backlog and non-compete agreements.

•	Acquisition related costs such as legal, accounting and other professional or consulting fees directly related to an acquisition.

•	Other acquisition related costs which consists of an accrued deferred closing date fee associated with the acquisition of NXP’s high-speed data converter assets.

•	Fair market value adjustment to acquired inventory sold.

Restructuring related. Restructuring charges primarily relate to changes in IDT’s infrastructure in efforts to reduce costs and expenses (gains) associated with strategic divestitures and restructuring in force actions. Restructuring charges (gains) are excluded from non-GAAP financial measures because they are not considered core operating activities. Although IDT has engaged in various restructuring activities in the past, each has been a discrete event based on a unique set of business objectives. As such, management believes that it is appropriate to exclude restructuring charges (gains) from IDT’s non-GAAP financial measures as it enhances the ability of investors to compare the Company’s period-over-period operating results from continuing operations. Restructuring-related charges (gains) primarily include:

•	Severance and retention costs directly related to a restructuring action.

•	Facility closure costs consist of ongoing costs associated with the exit of our leased and owned facilities.

•	Gain on divestiture consists of gains recognized upon the strategic sale of business units.

•	Assets impairments consists of an impairment charge related to a note receivable and subsequent recoveries.

•	Asset impairments, consists of the accelerated depreciation of certain design tools no longer in use

Other adjustments. These items are excluded from non-GAAP financial measures because they are not related to the core operating activities and on-going future operating performance of IDT. Excluding this data allows investors to better compare IDT’s period-over-period performance without such expense, which IDT believes may be useful to the investor community. Other adjustments primarily include:

•	Stock based compensation expense.

•	Expenses related to stockholder activities reflect advisory fees related to inquiries of Starboard Value LP.

•	Compensation expense (benefit) - deferred compensation, consists of gains and losses on marketable equity securities related to our deferred compensation arrangements.

•
Loss (gain) on deferred compensation plan securities represents the changes in the fair value of the assets in a separate trust that is invested in corporate owned life insurance under our deferred compensation plan.

•	Life insurance proceeds received, represents proceeds received under corporate owned life insurance under our deferred compensation plan.

•	Tax effects of non-GAAP adjustments.

•
Diluted weighted average shares non-GAAP adjustment, for purposes of calculating non-GAAP diluted net income per share, the GAAP diluted weighted average shares outstanding is adjusted to exclude the benefits of stock compensation expense attributable to future services not yet recognized in the financial statements that are treated as proceeds assumed to be used to repurchase shares under the GAAP treasury method.

###
IDT and the IDT logo are trademarks or registered trademarks of Integrated Device Technology, Inc. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except per share data)
	Three Months Ended			Nine Months Ended
	Dec. 29,	Sept. 30,	Dec. 30,	Dec. 29,	Dec. 30,
	2013	2013	2012	2013	2012
Revenues	$124,628	$124,047	$114,277	$366,139	$376,673
Cost of revenues	49,689	53,286	51,203	154,317	166,472
Gross profit	74,939	70,761	63,074	211,822	210,201
Operating expenses:
Research and development	31,063	38,937	36,700	107,939	117,375
Selling, general and administrative	23,687	27,301	25,871	77,826	89,864
Total operating expenses	54,750	66,238	62,571	185,765	207,239

Operating income	20,189	4,523	503	26,057	2,962

Gain (loss) from divestiture	(3,415)	82,349	—	78,934	—
Other income (expense), net	1,108	756	(344)	1,921	1,450
Income from continuing operations before income taxes	17,882	87,628	159	106,912	4,412
Provision (benefit) for income taxes	543	217	265	661	(3,768)
Net income (loss) from continuing operations	17,339	87,411	(106)	106,251	8,180

Discontinued operations:
Gain from divestiture	—	—	—	—	886
Loss from discontinued operations	(10,123)	(3,935)	(5,115)	(17,922)	(18,658)
Provision (benefit) for income taxes	268	(175)	(64)	(6)	(47)
Net loss from discontinued operations	(10,391)	(3,760)	(5,051)	(17,916)	(17,725)

Net income (loss)	$6,948	$83,651	$(5,157)	$88,335	$(9,545)

Basic net income (loss) per share continuing operations	$0.11	$0.58	$—	$0.71	$0.06
Basic net income (loss) per share discontinued operations	(0.06)	(0.02)	(0.04)	(0.12)	(0.13)
Basic net income (loss) per share	$0.05	$0.56	$(0.04)	$0.59	$(0.07)

Diluted net income (loss) per share continuing operations	$0.11	$0.57	$—	$0.7	$0.06
Diluted net income (loss) per share discontinued operations	(0.07)	(0.03)	(0.04)	(0.12)	(0.13)
Diluted net income (loss) per share	$0.04	$0.54	$(0.04)	$0.58	$(0.07)

Weighted average shares:
Basic	151,018	149,814	144,321	148,835	143,477
Diluted	155,035	153,497	144,321	152,560	144,760

INTEGRATED DEVICE TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (a)
(Unaudited)

(In thousands, except per share data)	Three Months Ended			Nine Months Ended
	Dec. 29,	Sept. 30,	Dec. 30,	Dec. 29,	Dec. 30,
	2013	2013	2012	2013	2012

GAAP net income (loss) from continuing operations	$17,339	$87,411	$(106)	$106,251	$8,180
GAAP diluted net income (loss) per share continuing operations	$0.11	$0.57	$—	$0.70	$0.06
Acquisition related:
Amortization of acquisition related intangibles	3,322	3,322	3,361	9,965	12,242
Acquisition related legal and consulting fees	21	240	2,460	729	10,229
Fair market value adj. to acquired inventory sold	—	—	—	—	358
Restructuring related:
Severance and retention costs	400	4,499	908	6,073	3,860
Facility closure costs	6	13	13	27	60
Gain on divestiture	3,415	(82,349)	—	(78,934)	—
Assets impairment and other	(151)	4,080	(57)	3,893	(175)
Other:
Stock-based compensation expense	3,169	2,320	2,636	10,309	9,241
Assets impairment and other	(114)	—	584	(114)	584
Expenses related to stockholder activities	—	—	—	—	2,614
Compensation expense (benefit)—deferred compensation plan	557	623	87	1,080	431
Loss (gain) on deferred compensation plan securities	(627)	(619)	(82)	(1,145)	(245)
Life insurance proceeds received	—	—	—	—	(2,313)
Tax effects of Non-GAAP adjustments	(1,402)	(994)	(524)	(3,058)	(9,291)
Non-GAAP net income from continuing operations	$25,935	$18,546	$9,280	$55,076	$35,775
GAAP weighted average shares - diluted	155,035	153,497	144,321	152,560	144,760
Non-GAAP adjustment	2,099	3,065	3,362	2,659	1,747
Non-GAAP weighted average shares - diluted	157,134	156,562	147,683	155,219	146,507
Non-GAAP diluted net income per share continuing operations	$0.17	$0.12	$0.06	$0.35	$0.24

GAAP gross profit	$74,939	$70,761	$63,074	$211,822	$210,201
Acquisition and divestiture related:
Amortization of acquisition related intangibles	2,435	2,435	2,474	7,305	9,673
Fair market value adj. to acquired inventory sold	—	—	—	—	358
Restructuring related:
Severance and retention costs	—	86	—	87	607
Facility closure costs	2	4	4	8	13
Assets impairment and other	(28)	(38)	(57)	(102)	(175)
Other:
Assets impairment and other	(114)	—	584	(114)	584
Compensation expense (benefit)—deferred compensation plan	172	192	21	333	107
Stock-based compensation expense	403	392	295	1,128	850
Non-GAAP gross profit	$77,809	$73,832	$66,395	$220,467	$222,218

INTEGRATED DEVICE TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (a)
(Unaudited)
(In thousands, except per share data)
	Three Months Ended			Nine Months Ended
	Dec. 29,	Sept. 30,	Dec. 30,	Dec. 29,	Dec. 30,
	2013	2013	2012	2013	2012

GAAP R&D expenses:	$31,063	$38,937	$36,700	$107,939	$117,375
Restructuring related:
Severance and retention costs	(86)	(2,751)	(912)	(3,929)	(2,322)
Facility closure costs	(2)	(5)	(5)	(9)	(37)
Other:
Assets impairment & other	123	(4,118)	—	(3,995)	—
Compensation expense (benefit)—deferred compensation plan	(289)	(323)	(53)	(560)	(261)
Stock-based compensation expense	(1,514)	(383)	(1,401)	(4,212)	(4,690)
Non-GAAP R&D expenses	$29,295	$31,357	$34,329	$95,234	$110,065

GAAP SG&A expenses:	$23,687	$27,301	$25,871	$77,826	$89,864
Acquisition and divestiture related:
Amortization of acquisition related intangibles	(887)	(887)	(887)	(2,660)	(2,569)
Acquisition related legal and consulting fees	(21)	(240)	(2,460)	(729)	(10,229)
Restructuring related:
Severance and retention costs	(314)	(1,662)	4	(2,057)	(931)
Facility closure costs	(2)	(4)	(4)	(10)	(10)
Other:
Compensation expense (benefit)—deferred compensation plan	(96)	(108)	(13)	(187)	(63)
Stock-based compensation expense	(1,252)	(1,545)	(940)	(4,969)	(3,701)
Expenses related to stockholder activities	—	—	—	—	(2,614)
Non-GAAP SG&A expenses	$21,115	$22,855	$21,571	$67,214	$69,747

GAAP interest income and other, net	$1,108	$756	$(344)	$1,921	$1,450
Loss (gain) on deferred compensation plan securities	(627)	(619)	(82)	(1,145)	(245)
Life insurance proceeds received	—	—	—	—	(2,313)
Non-GAAP interest income and other, net	$481	$137	$(426)	$776	$(1,108)

GAAP provision (benefit) for income taxes continuing operations	$543	$217	$265	$661	$(3,768)
Tax effects of Non-GAAP adjustments	1,402	994	524	3,058	9,291
Non-GAAP provision for income taxes continuing operations	$1,945	$1,211	$789	$3,719	$5,523

(a) Refer to the accompanying “Notes to Non-GAAP Financial Measures” for a detailed discussion of management’s use of non-GAAP financial measures.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	Dec. 29,	March 31,
(In thousands)	2013	2013

ASSETS
Current assets:
Cash and cash equivalents	$104,628	$130,837
Short-term investments	333,670	166,333
Accounts receivable, net	65,774	62,083
Inventories	53,332	56,555
Prepaid and other current assets	15,397	24,697
Total current assets	572,801	440,505

Property, plant and equipment, net	71,716	74,988
Goodwill	135,644	144,924
Acquisition-related intangibles	33,173	48,602
Other assets	18,480	19,560
TOTAL ASSETS	$831,814	$728,579

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$22,822	$23,244
Accrued compensation and related expenses	22,545	21,090
Deferred income on shipments to distributors	13,374	14,539
Deferred taxes liabilities	1,150	1,000
Other accrued liabilities	10,646	14,652
Total current liabilities	70,537	74,525

Deferred tax liabilities	1,552	1,552
Long term income taxes payable	305	454
Other long term obligations	19,539	22,022
Total liabilities	91,933	98,553

Stockholders' equity	739,881	630,026

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$831,814	$728,579